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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-91179 and 333-38996) of Lionbridge Technologies, Inc. of our report dated January 24, 2000, except as to the poolings of interests described in Note 4 which are as of May 22, 2000, relating to the financial statements, which appears in this Form 8-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 31, 2000